UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 27, 2005

                               GLOBAL AXCESS CORP
               (Exact name of registrant as specified in charter)

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            Nevada                       000-17874                88-0199674
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(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)
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          224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 2.01    Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02    Unregistered Sales of Equity Securities

Acquisition of Assets from Amer-E-Com Digital Corporation

On October 28, 2005, Global Axcess Corp (the "Company") acquired approximately 1,590 automated teller machines ("ATM") processing merchant contracts and ATM placement agreements (collectively, the "Merchant Contracts") and ATMs and ATM related equipment (the "Equipment") from Amer-E-Com Digital Corporation, a Florida corporation ("AECD") pursuant to the Asset Purchase Agreement dated as of October 28, 2005 (the "Agreement") between the Company and AECD. The purchase price for the acquisition was $5,527,256 in cash of which $4,775,191 was paid on closing and $752,065 was held in escrow (the "Holdback"). The transaction was funded by utilizing cash generated from the financing provided by Wachovia Bank and CAMOFI Master Fund LDC, as described below. The Holdback shall be utilized as follows:

    o to provide additional funding in connection with the purchase of 73 Merchant Contracts for which the value has not been determined. The value designated for the 73 Merchant Contracts has been designated at $58,946. On March 5, 2006, the Company and AECD will reconcile the price paid for the 73 Merchant Contacts and either decrease or increase the value paid for the 73 Merchant Contracts. Upon determining the true value of the 73 Merchant Contracts, the escrow agent will either distribute funds from the Holdback to the Company or AECD.

    o As of February 28, 2006, the Company together with AECD will need to determine the value of any missing and lost Merchant Contracts. The value of the missing and lost Merchant Contracts will then be paid to the Company by July 2006.

    o To cover any indemnification required to paid by AECD to the Company with respect to losses incurred by the Company prior to the date of acquisition of the assets purchased.

Loan Agreement entered with Wachovia Bank

      On October 27, 2005, to obtain funding for the acquisition of the Merchant Contracts and the Equipment, the Company entered into a Third Amended and Restated Loan Agreement with Wachovia Bank ("Wachovia"), the Company's senior lender, pursuant to which the Company agreed to provide a term loan to the Company in the amount of $3,000,000. Such term loan was evidenced by a Promissory Note (the "Wachovia Note") issued on October 27, 2005 by the Company. The term loan closed on October 27, 2005. Under the terms of the Wachovia Note, the Company is required to pay $50,000 plus accrued interest per month commencing in November 2005. All outstanding principal and interest is payable in full in October 2010. The interest rate in connection with the Wachovia Note is 9%. In addition, the Company granted Wachovia a security interest in substantially all of its assets and intellectual property. The closing under of the Wachovia financing was completed on October 27, 2005. At the closing, the Company became obligated on $3,000,000 in notes issued to Wachovia. The Wachovia Note a long-term debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Private Placement Entered With CAMOFI Master LDC

        On October 27, 2005, to obtain funding for the acquisition of the Merchant Contracts and the Equipment, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with CAMOFI Master LDC (the "Investor") on October 27, 2005 for the sale of (i) $3,500,000 in 9% Senior Subordinated Secured Convertible Note (the "Note") and (ii) stock purchase warrants (the "Warrant") to purchase 910,000 shares of our common stock. The obligations under the Note are subordinated to Wachovia. The Company closed the financing pursuant to the Purchase Agreement on October 27, 2005.

         The Note bears interest at 9%, matures on October 27, 2010 and is convertible into the Company's common stock, at the Investor's option, at a conversion price of $1.45. The Company is permitted to require the Investor to convert a portion of the Note in the event that the following conditions are satisfied:

    o Company's average daily trading volume exceeds 300,000 shares of common stock,

    o the amount of shares to be converted does not exceed 25% of the volume for any previous 10 trading days for the 20 consecutive trading days immediately prior to the mandatory conversion notice,

    o the mandatory conversion does not exceed the 4.9% limitation described below, and

    o there is no event of default in existence, all previous conversion notices shall have been honored, all liquidated damages and other penalties shall have been paid, an effective registration statement covering the Investor's shares is current, the Company's common stock is trading on its trading market and there is a sufficient number of authorized but unissued shares available.

         If the above conditions are met, then the Company can require that the Investor convert the following:

    o 25% of the Note outstanding in the event that the market price exceeds $2.18 for 20 consecutive trading days,

    o 25% of the Note outstanding in the event that the market price exceeds $2.90 for 20 consecutive trading days and providing that the conversion does not result in excess of 50% of the original aggregate principal amount of the Note being converted,

    o 25% of the Note outstanding in the event that the market price exceeds $3.63 for 20 consecutive trading days and providing that the conversion does not result in excess of 75% of the original aggregate principal amount of the Note being converted, and

    o 100% of the Note outstanding in the event that the market price exceeds $4.35 for 20 consecutive trading days.

         The Company is required to pay interest on a monthly basis and on each conversion date in cash. All interest outstanding as of the maturity date is due in full. All overdue accrued and payments of interest incur a late fee at the rate of 20% per annum.

         We may prepay all or part of the Note in cash at 110% of the principal amount plus accrued interest. The full principal amount of the Note is due upon default under the terms of Note. In addition, the Company granted the Investor a security interest in substantially all of its assets and intellectual property as well as registration rights.

         The Warrant is exercisable until five years from the date of issuance at an exercise price of $1.75 per share. In addition, the exercise price of the Warrant is adjusted in the event the Company issue common stock at a price below the exercise price.

         The Investor has contractually agreed to restrict its ability to convert the Note and exercise the Warrant and receive shares of the Company's common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

         The sale of the Note was completed on October 27, 2005 with respect to $3,500,000 of the Note. The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

         The Note and Warrant were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of Amer-E-Com Digital Corporation for the years ended December 31, 2004 and 2003 (to be filed by amendment).

      Unaudited Financial Statements of Amer-E-Com Digital Corporation for the nine months ended September 30, 2005 (to be filed by amendment).

(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment).

(c)   Exhibits

Exhibit No.                Description

4.1 Securities Purchase Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.2 9% Senior Subordinated Secured Convertible Note dated October 27, 2005 issued by the Company to the Investor

4.3 Common Stock Purchase Warrant dated October 27, 2005 issued by the Company to the Investor

4.4 Registration Rights Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.5      Subsidiary Guarantee dated October 27, 2005

4.6 Subordination Agreement dated October 27, 2005 entered by and between the Company, the Investor and Wachovia

4.7 Security Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.8 Third Amended and Restated Loan Agreement dated October 27, 2005 entered by and between the Company and Wachovia

4.9      Promissory Note dated October 27, 2005 issued by the Company to
         Wachovia

10.1 Asset Purchase Agreement dated October 28, 2005 by and between the Company and Amer-E-Com Digital Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GLOBAL AXCESS CORP.



Date:  October 31, 2005                              /s/David Fann
                                                     ------------------
                                                     David Fann
                                                     President